25. Earnings per share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Earnings per share

Basic and diluted

Basic earnings per share is calculated by dividing the equity attributable to the Company’s owners by the weighted average number of outstanding common shares during the year. The Company does not have potentially dilutive common shares outstanding or debts convertible into common shares. Accordingly, basic and diluted earnings per share are equal.

	2018	2017	2016

Earnings attributable to Company’s owners	2,835,068	2,519,310	2,947,098
Weighted average number of common shares issued	683,509,869	683,509,869	683,509,869

Basic and diluted earnings per share (reais per share)	4.15	3.69	4.31